As filed with the Securities and Exchange Commission on August 18, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – June 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

POLARIS GLOBAL VALUE FUND

SEMI-ANNUAL REPORT

June 30, 2016

(Unaudited)

POLARIS

CAPITAL MANAGEMENT, LLC

http://www.polarisfunds.com

(888) 263-5594

TABLE OF CONTENTS

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

Dear Fellow Shareholder,
Global markets experienced greater volatility during the semi-annual period ending June 30, 2016, with many U.S. and global markets down nearly 10% at one point in the first quarter. This was followed by the second quarter Brexit vote, which renewed stock market turmoil, upended company forecasts and weakened most currencies versus the U.S. dollar. A late-stage rebound in U.S. markets helped the performance of the MSCI World Index ("Index"), net, which was up 0.66% year-to-date. The Polaris Global Value Fund (the "Fund") underperformed the Index at -2.60% for the six-month period ended June 30, 2016.
In March 2016, the Fund won two 2016 Lipper Fund Awards, which recognize individual mutual funds that have outperformed their peers based on risk adjusted, consistent return of investment results through November 30, 2015. The Fund posted the strongest trend of returns in the global multi-cap value fund category for the 3- and 5-year periods through the reporting timeframe. In the Lipper Universe, a total of 74 funds over a three-year period, and 63 funds over a five-year period, were eligible for this category distinction. This marks the third consecutive year that the Fund has received Lipper Awards for the 3- and 5-year periods, following on its earlier award recognition dating back to 2006 and 2007.

	2016			Annualized As of June 30, 2015
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	-2.60%	-3.29%	0.71%	-6.74%	7.10%	8.08%	4.24%	8.28%	8.72%	9.13%
MSCI World Index	0.66%	1.01%	-0.35%	-2.78%	6.95%	6.63%	4.43%	4.86%	5.68%	6.05%
*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund's total annual operating expense ratio is 1.27%. The Fund's annual operating expense ratio has been reduced to 0.99%, effective as of January 1, 2014 through April 30, 2017, due to the Adviser's contractual agreement to waive its fee and/or reimburse expenses to limit Total Annual Fund Operating Expenses. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower.
SIX MONTH PERFORMANCE ANALYSIS:
Cyclical sectors, namely consumer discretionary and materials, were the largest detractors to semi-annual performance. Losses were mitigated by positive performance in utilities, telecom, information technology and industrials. Utility company, ALLETE, Inc., was the top performer for the period after it reported strong 2015 earnings on the back of healthy net income and operating revenue. NextEra Energy delivered robust annual results, with earnings up 8% for the 2015 year. Their Florida Power & Light unit and renewable energy portfolio, Energy Resources, had decent growth.

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

In telecom, Frontier Communications Corp. and Verizon Communications both had double-digit returns, following the completion of a deal whereby Frontier bought Verizon's wireline assets in Texas, Florida and California. Japanese telecom KDDI Corporation was up more than 15% after its largest shareholder, Kyocera, decided to hold onto its 13% company stake. KDDI also announced new smartphone programs in June. In information technology, Samsung Electronics gained after first quarter 2016 profits beat expectations, and a dozen analysts upgraded earnings forecasts for Samsung based on a possible smartphone recovery.
Wesco International Inc., a late 2015 portfolio addition in industrials, rebounded on the back of better than consensus earnings and the proposed acquisition of Atlanta Electrical Distributors. Elevator/escalator manufacturer Kone Oyj, generated impressive sales in a healthier Chinese housing market. Another industrial stock, YIT Oyj, benefited from an improving Finnish housing market.
In energy, Australian engineering contractor WorleyParsons captured double-digit returns after the company announced cost reduction programs and increased customer demand. On the opposite spectrum, Marathon Petroleum Corp. was down, as the company lowered the 2016 distribution expectations of its master limited partnership and cut capital expenditures as commodity prices declined.
In the consumer discretionary sector, British homebuilders suffered double-digit losses on heightened concerns about a possible national recession and housing slump following the Brexit vote. We believe the significant price decline was unwarranted; however these declines presented an opportunity to add to our positions in these fundamentally-strong companies. Swedish consumer goods firm Duni AB was down more than 20% after it alluded to decreasing sales in its Central European tabletop business.
The consumer discretionary sector also had some of the top individual contributors to performance, including Regal Entertainment, Carter's Inc. and International Game Technology (IGT). Children's clothing manufacturer Carter's Inc. noted good quarterly results with swelling revenues driven by e-commerce. IGT's Italy-based Lottomatica subsidiary is leading a consortium bid on an Italian lottery concession, after which we believe a joint venture will likely be arranged. The announcement came just ahead of IGT's positive fourth quarter earnings report. Regal reported a record 2015 across most financial metrics, partially due to, in our opinion, a strong fourth quarter of blockbuster film releases, investment in premium amenities and consistent focus on operational execution.
Consumer staples was another sector of contrasting results. J.M. Smucker Co. was up more than 20% after announcing good earnings, with net sales increasing on growth in the U.S. retail coffee segment and contribution from recently-acquired Big Heart Pet Brands. It appears that Greencore Group dropped on investors' concerns of lack of profitability in its U.S. operations. We believe price competition amongst U.K. supermarkets, and Greencore CEO's dour projections associated with the Brexit vote, also hindered the stock price.
In materials, Showa Denko's stock price dropped after the company announced impairment losses. The company provided guidance for fiscal year 2016, anticipating improving profitability in petrochemicals and chemicals segments but lower profits in electronics. It also appears that Yara International suffered from softer agricultural prices.

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

The following table shows the Fund's asset allocation at June 30, 2016.

Polaris Global Value Fund Asset Allocation
	MSCI World Index	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	63.4%	44.5%	0.9%	3.2%	2.3%	2.8%	2.9%	1.8%	5.7%	14.3%	7.5%	3.2%	0.0%
Japan	8.5%	3.7%	0.0%	0.0%	0.9%	0.0%	0.0%	1.3%	0.0%	0.0%	0.0%	1.5%	0.0%
Other Asia	4.4%	8.8%	2.0%	0.0%	1.1%	0.0%	1.2%	0.0%	0.0%	1.5%	3.0%	0.0%	0.0%
Europe & Middle East	21.3%	31.7%	0.0%	0.0%	7.3%	1.3%	9.8%	2.6%	2.2%	4.9%	1.4%	2.1%	0.0%
Scandinavia	2.3%	10.3%	0.0%	0.0%	0.8%	4.4%	1.1%	0.0%	0.0%	4.0%	0.0%	0.0%	0.0%
Africa & S. America	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	0.9%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.9%
Portfolio Totals		100.0%	2.8%	3.2%	12.4%	8.6%	15.1%	5.7%	7.9%	24.7%	11.8%	6.7%	0.9%
Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

We believe the U.S. economy will continue to see progress as low oil prices contribute to healthier consumer pocketbooks. Discretionary spending, in combination with retirement savings, should bode well for a moderate but more sustained economic recovery. We expect that many of the European countries will follow the lead of the U.S., within a two- to three-year time lag. We have witnessed early evidence of the recovery, with positive news at the company level related to sales and volume growth. Subsequent on-the-ground research confirmed the positive growth potential of many of our portfolio companies. However, the Brexit vote muted global market optimism and some companies started marking down their yearly forecasts at the end of the second quarter.
Due to global market turmoil during the six-month period, companies on our research screens became more attractively valued. As a result, the Fund purchased five companies parsed out in information technology and financial sectors, including U.S.-based J.P. Morgan Chase & Co., Franklin Resources Inc., Web.com Group Inc. and Avnet, Inc. Six sales were executed, with Guangdong Investment Ltd., Northern Star Resources, Ltd. and Rexam PLC reaching our valuation limits, the latter of which was due a takeover by Ball Corporation. We will continue to proceed cautiously with opportunistic purchases in the coming quarters. In addition, we hope our extensive travel schedule will unearth new companies that will seed the portfolio for future performance.
Sincerely,
Bernard R. Horn, Jr., Portfolio Manager

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

As of June 30, 2016, the Fund's largest equity holdings and the percentages they represent in the Fund's portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Greencore Group PLC	2.64%	Ameris Bancorp	1.57%
The J.M. Smucker Co.	1.77%	Regal Entertainment Group, Class A	1.55%
UnitedHealth Group, Inc.	1.71%	Wesco International, Inc.	1.54%
ALLETE, Inc.	1.71%	Siam Commercial Bank PCL, Series F	1.52%
Samsung Electronics Co., Ltd.	1.65%	NextEra Energy, Inc.	1.51%

The Fund's annual performance as compared to the benchmark has been as follows:

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value	MSCI World Index		Polaris Global Value	MSCI World Index
2015	1.55%	-0.87%	2002	3.82%	-19.89%
2014	3.68%	4.94%	2001	2.21%	-16.82%
2013	36.94%	26.68%	2000	-5.82%	-13.18%
2012	21.00%	15.83%	1999	16.50%	24.93%
2011	-8.16%	-5.54%	1998	-8.85%	24.34%
2010	20.64%	11.76%	1997	34.55%	15.76%
2009	35.46%	29.99%	1996	23.34%	13.48%
2008	-46.19%	-40.71%	1995	31.82%	20.72%
2007	-3.97%	9.04%	1994	-2.78%	5.08%
2006	24.57%	20.07%	1993	25.70%	22.50%
2005	10.52%	9.49%	1992	9.78%	-5.23%
2004	23.63%	14.72%	1991	17.18%	18.28%
2003	47.06%	33.11%	1990	-11.74%	-17.02%

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

IMPORTANT INFORMATION
The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involves risk and are not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.
On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.
Past performance is no guarantee of future results. Lipper Fund Awards are based on Lipper's Consistent Return calculation. Lipper scores for Consistent Return reflect funds' historical risk-adjusted returns relative to funds in the same Lipper classification and include each fund's expenses and reinvested distributions, but exclude sales charges. Consistent Return values are calculated with all eligible share classes for each eligible classification. The highest Lipper Leader for Consistent Return value within each eligible class determines the fund classification winner over three, five or 10 years. Lipper, a Thomson Reuters company, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. Additional information is available at www.lipperweb.com.
The MSCI World Index, net dividends reinvested, measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index. The views in this letter were those of the Fund manager as of June 30, 2016 and may not reflect the views of the manager as of the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the "Fund") compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed, while the MSCI World Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended June 30, 2016	One Year	Five Year	Ten Year
Polaris Global Value Fund	-6.74%	8.08%	4.24%
MSCI World Index	-2.78%	6.63%	4.43%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.27%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

Shares	Security Description	Value
Common Stock - 99.0%
Australia - 1.9%
152,900	BHP Billiton PLC, ADR	$3,880,602
497,400	WorleyParsons, Ltd.	2,670,919
		6,551,521
Belgium - 1.3%
49,670	Solvay SA, Class A	4,596,012
Canada - 0.9%
108,237	Methanex Corp.	3,149,215
Finland - 3.3%
155,410	Caverion Corp.	991,681
108,876	Kone Oyj, Class B	4,984,036
149,320	Konecranes Oyj	3,754,940
264,210	YIT Oyj	1,891,185
		11,621,842
France - 4.2%
26,065	Christian Dior SE	4,188,431
47,900	Cie Generale des Etablissements Michelin, Class B	4,529,509
65,441	Imerys SA	4,178,009
66,707	IPSOS	1,892,158
		14,788,107
Germany - 10.6%
38,900	BASF SE	2,963,139
248,664	Deutsche Telekom AG	4,216,590
119,890	Freenet AG	3,070,080
42,500	Hannover Rueck SE	4,424,489
95,486	LANXESS AG	4,162,328
31,200	Linde AG	4,340,143
22,600	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	3,768,322
77,500	Symrise AG	5,259,243
92,416	Wincor Nixdorf AG (a)	4,938,198
		37,142,532
Hong Kong - 0.1%
18,586,616	REXLot Holdings, Ltd.	366,553
India - 1.3%
257,420	Infosys, Ltd., ADR	4,594,947
Shares	Security Description	Value
Ireland - 2.7%
2,250,490	Greencore Group PLC	$9,212,588
Israel - 1.0%
65,600	Teva Pharmaceutical Industries, Ltd., ADR	3,295,088
Italy - 0.4%
1,045,169	TREVI - Finanziaria Industriale SpA	1,433,607
Japan - 3.7%
141,600	Asahi Group Holdings, Ltd.	4,533,284
167,100	KDDI Corp.	5,037,354
353,300	Showa Denko KK	3,287,864
		12,858,502
Norway - 2.6%
336,096	DNB ASA	3,989,979
483,229	SpareBank 1 SR-Bank ASA	2,378,973
87,900	Yara International ASA	2,770,787
		9,139,739
Russian Federation - 0.6%
226,900	Sberbank of Russia, ADR	1,976,299
South Korea - 2.8%
103,200	Kia Motors Corp.	3,870,504
4,661	Samsung Electronics Co., Ltd.	5,766,311
		9,636,815
Sweden - 4.4%
305,200	Duni AB, Class A	3,895,848
114,502	Investor AB, Class B	3,801,531
156,003	Loomis AB, Class B	3,792,808
321,700	Svenska Handelsbanken AB, Class A	3,870,727
		15,360,914
Switzerland - 2.1%
22,544	Chubb, Ltd.	2,946,726
52,500	Novartis AG	4,309,140

		7,255,866
Thailand - 2.7%
2,468,350	Thai Oil PCL	4,214,599
1,341,500	Siam Commercial Bank PCL, Series F	5,306,445
		9,521,044

See Notes to Financial Statements.	7

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

Shares	Security Description	Value
United Kingdom - 8.8%
853,227	Barratt Developments PLC	$4,604,768
1,101,523	BBA Aviation PLC	3,237,816
179,436	Bellway PLC	4,533,830
271,389	International Game Technology PLC	5,085,830
242,176	Persimmon PLC	4,665,080
518,044	Standard Chartered PLC	3,893,740
2,648,290	Taylor Wimpey PLC	4,664,282
		30,685,346
United States - 43.6%
17,389	Allergan PLC (a)	4,018,424
92,400	ALLETE, Inc.	5,971,812
185,050	Ameris Bancorp	5,495,985
36,600	Anthem, Inc.	4,807,044
298,904	Astoria Financial Corp.	4,582,198
110,500	Avnet, Inc.	4,476,355
121,920	BNC Bancorp	2,768,803
228,100	Brookline Bancorp, Inc.	2,515,943
61,200	Capital One Financial Corp.	3,886,812
45,451	Carter's, Inc.	4,839,168
169,774	Colony Bankcorp, Inc. (a)	1,614,551
228,300	Dime Community Bancshares, Inc.	3,883,383
96,673	FairPoint Communications, Inc. (a)	1,419,160
127,700	Franklin Resources, Inc.	4,261,349
898,614	Frontier Communications Corp.	4,439,153
32,167	General Dynamics Corp.	4,478,933
125,100	Hewlett Packard Enterprise Co.	2,285,577
125,100	HP, Inc.	1,570,005
111,424	Independent Bank Corp.	5,092,077
167,963	International Bancshares Corp.	4,382,155
82,500	JPMorgan Chase & Co.	5,126,550
80,582	Marathon Petroleum Corp.	3,058,893
87,200	Microsoft Corp.	4,462,024
40,444	NextEra Energy, Inc.	5,273,898
42,965	Praxair, Inc.	4,828,836
61,733	Quest Diagnostics, Inc.	5,025,683
246,024	Regal Entertainment Group, Class A	5,422,369
141,897	Southwest Bancorp, Inc.	2,402,316
40,600	The J.M. Smucker Co.	6,187,846
234,600	The Western Union Co.	4,499,628
42,384	UnitedHealth Group, Inc.	5,984,621
92,651	Verizon Communications, Inc.	5,173,632
263,200	Web.com Group, Inc. (a)	4,784,976
Shares	Security Description	Value
United States - (continued)
117,738	Webster Financial Corp.	$3,997,205
104,600	WESCO International, Inc. (a)	5,385,854
420,100	Xerox Corp.	3,986,749
		152,389,967
Total Common Stock (Cost $303,357,123)	345,576,504
Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$33,334	Middlesex Federal Savings Bank	1.34%	06/18/17	33,334
33,360	Salem Five Financial	0.25	11/25/16	33,360
Total Certificates of Deposit (Cost $66,694)	66,694
Total Short-Term Investments (Cost $66,694)	66,694
Total Investments - 99.0% (Cost $303,423,817)*	$345,643,198
Other Assets & Liabilities, Net – 1.0%	3,600,231
Net Assets – 100.0%	$349,243,429

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$74,323,920
Gross Unrealized Depreciation	(32,104,539)
Net Unrealized Appreciation	$42,219,381

See Notes to Financial Statements.	8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$6,551,521	$-	$-	$6,551,521
Belgium	4,596,012	-	-	4,596,012
Canada	3,149,215	-	-	3,149,215
Finland	11,621,842	-	-	11,621,842
France	14,788,107	-	-	14,788,107
Germany	37,142,532	-	-	37,142,532
Hong Kong	366,553	-	-	366,553
India	4,594,947	-	-	4,594,947
Ireland	9,212,588	-	-	9,212,588
Israel	3,295,088	-	-	3,295,088
Italy	1,433,607	-	-	1,433,607
Japan	12,858,502	-	-	12,858,502
Norway	9,139,739	-	-	9,139,739
Russian Federation	1,976,299	-	-	1,976,299
South Korea	9,636,815	-	-	9,636,815
Sweden	15,360,914	-	-	15,360,914
Switzerland	7,255,866	-	-	7,255,866
Thailand	5,306,445	4,214,599	-	9,521,044
United Kingdom	30,685,346	-	-	30,685,346
United States	152,389,967	-	-	152,389,967
Certificates of Deposit	-	66,694	-	66,694
Total Investments At Value	$341,361,905	$4,281,293	$-	$345,643,198

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1 and Level 2 for the period ended June 30, 2016.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Common Stock
Balance as of 12/31/15	$23,983
Transfers out from Level 3	(23,983)
Balance as of 6/30/16	$-
Net change in unrealized depreciation from investments held as of 6/30/16	$342,570

** The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	15.2%
Consumer Staples	5.8%
Energy	2.9%
Financials	25.0%
Health Care	7.9%
Industrials	8.7%
Information Technology	12.0%
Materials	12.6%
Telecommunication Services	6.7%
Utilities	3.2%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2016

ASSETS
Total investments, at value (Cost $303,423,817)	$345,643,198
Cash	2,152,775
Foreign currency (Cost $145)	145
Receivables:
Fund shares sold	40,644
Investment securities sold	530,442
Dividends and interest	1,379,896
Prepaid expenses	39,298
Total Assets	349,786,398

LIABILITIES
Payables:
Fund shares redeemed	65,638
Foreign capital gains tax payable	185,064
Accrued Liabilities:
Investment adviser fees	214,726
Trustees' fees and expenses	152
Fund services fees	39,471
Other expenses	37,918
Total Liabilities	542,969

NET ASSETS	$349,243,429

COMPONENTS OF NET ASSETS
Paid-in capital	$407,407,136
Undistributed net investment income	8,526,951
Accumulated net realized loss	(108,649,079)
Net unrealized appreciation	41,958,421
NET ASSETS	$349,243,429
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	16,947,362
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$20.61
* Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $562,968)	$6,301,360
Interest income	5,126
Total Investment Income	6,306,486

EXPENSES
Investment adviser fees	1,741,251
Fund services fees	260,645
Custodian fees	26,847
Registration fees	13,994
Professional fees	28,226
Trustees' fees and expenses	10,107
Miscellaneous expenses	128,134
Total Expenses	2,209,204
Fees waived and expenses reimbursed	(485,354)
Net Expenses	1,723,850

NET INVESTMENT INCOME	4,582,636

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,106,202
Foreign currency transactions	(62,504)
Net realized gain	5,043,698
Net change in unrealized appreciation (depreciation) on:
Investments	(19,213,951)
Deferred foreign capital gains taxes	20,726
Foreign currency translations	3,919
Net change in unrealized appreciation (depreciation)	(19,189,306)
NET REALIZED AND UNREALIZED LOSS	(14,145,608)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,562,972)

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
OPERATIONS
Net investment income	$4,582,636	$4,976,255
Net realized gain (loss)	5,043,698	(4,230,424)
Net change in unrealized appreciation (depreciation)	(19,189,306)	1,606,318
Increase (Decrease) in Net Assets Resulting from Operations	(9,562,972)	2,352,149

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(4,487,790)

CAPITAL SHARE TRANSACTIONS
Sale of shares	21,020,450	132,763,905
Reinvestment of distributions	-	4,270,819
Redemption of shares	(21,052,235)	(52,375,114)
Redemption fees	45,152	33,251
Increase in Net Assets from Capital Share Transactions	13,367	84,692,861
Increase (Decrease) in Net Assets	(9,549,605)	82,557,220

NET ASSETS
Beginning of Period	358,793,034	276,235,814
End of Period (Including line (a))	$349,243,429	$358,793,034

SHARE TRANSACTIONS
Sale of shares	1,022,882	6,065,950
Reinvestment of distributions	-	201,834
Redemption of shares	(1,028,767)	(2,407,133)
Increase (Decrease) in Shares	(5,885)	3,860,651

(a) Undistributed net investment income.	$8,526,951	$3,944,315

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Years Ended December 31,
June 30, 2016	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning
of Period	$21.16	$21.10	$20.64	$15.23	$12.72	$14.00
INVESTMENT OPERATIONS
Net investment income (a)	0.27	0.33	0.35	0.30	0.19	0.15
Net realized and unrealized
gain (loss)	(0.82)	—	(b)(c)	0.41	5.33	2.48	(1.29)
Total from Investment
Operations	(0.55)	0.33	0.76	5.63	2.67	(1.14)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.27)	(0.30)	(0.22)	(0.16)	(0.14)
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, End
of Period	$20.61	$21.16	$21.10	$20.64	$15.23	$12.72
TOTAL RETURN	(2.60	)%(d)	1.55%	3.68%	36.94%	21.00%	(8.16)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$349,243	$358,793	$276,236	$224,445	$167,003	$151,849
Ratios to Average Net Assets:
Net investment income	2.63	%(e)	1.52%	1.66%	1.70%	1.34%	1.10%
Net expenses	0.99	%(e)	0.99%	0.99%	1.04%	1.36%	1.36%
Gross expenses	1.27	%(e)(f)	1.27	%(f)	1.28	%(f)	1.32	%(f)	1.36%	1.36%
PORTFOLIO TURNOVER RATE	8	%(d)	5%	3%	14%	14%	12%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Note 1. Organization
The Polaris Global Value Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2016, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

to the entire contract amount, which may exceed the net unrealized value included in its net asset value.
Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2016, the Fund held $1,902,775 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Polaris Capital Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund's administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund's administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the period ended June 30, 2016, the Fund did not make any payments under the shareholder service plan.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2017. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2016, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$459,321	$26,033	$485,354

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2016, were $31,997,694 and $26,319,470, respectively.

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Note 7. Federal Income Tax
As of December 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$5,010,419
Capital and Other Losses	(113,555,528)
Unrealized Appreciation	59,944,374
Total	$(48,600,735)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.
As of December 31, 2015, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$34,508,433	$59,164,411	$15,622,903

In addition, the Fund has $684,722 of available short-term capital loss carryforwards and $3,575,059 of available long-term capital loss carryforwards that have no expiration date.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2016

Investment Advisory Agreement Approval
At the March 23, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, and with the Trust's CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources. The Board took note of the total assets under management of the Adviser and the Adviser's representation that the firm is in stable financial condition and that the firm's financial condition would not impair its ability to provide high-quality advisory services to the Fund. Based on the foregoing, and other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the performance of the Fund compared to its benchmark. The Board observed that the Fund had outperformed the MSCI World Index, the Fund's primary benchmark, for the one-, three-, five-, and 10-year periods ended December 31, 2015. In addition, the Board noted that the Fund had outperformed the primary benchmark since July 31, 1989, the date that its predecessor fund was formed. The Board also observed the Fund's performance relative to an independent peer group prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), noting that, based on the information provided by Broadridge, the Fund outperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2016

February 29, 2016. Based on the foregoing, the Board determined that the Adviser's management of the Fund could benefit the Fund and its shareholders.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of similar mutual funds. The Board noted that the actual advisory fee rate for the Fund was higher than the median of its Broadridge peers, but that the actual total expenses for the Fund were lower than the median of its Broadridge peers. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.
Costs of Services and Profitability
The Board evaluated information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund as well as the Adviser's discussion of costs and profitability of its Fund activities. The Board noted the Adviser's representation that the Adviser does not maintain separately identifiable profit and loss data specific to the Fund, and that the Adviser's revenues from its Fund activities were offset, at least in part, by expenses relating to the regulatory requirements of the Act. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.
Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's assertion that, although the Fund potentially could benefit from economies of scale as assets grow, the fluctuations experienced in the Fund's asset size coupled with the expenses of operating the Fund in compliance with the Act made the Fund an inappropriate candidate for the imposition of breakpoints. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.
Other Benefits
The Board considered the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2016

each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016, through June 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2016

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2016	June 30, 2016	Period*	Ratio*
Actual	$1,000.00	$974.01	$4.86	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.94	$4.97	0.99%
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

Lebenthal Lisanti Small Cap Growth Fund

Semi-Annual Report
June 30, 2016
(Unaudited)

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

Dear Shareholder,

For the first half of 2016 ("Period"), the Lebenthal Lisanti Small Cap Growth Fund ("Fund") underperformed its benchmark, the Russell 2000 Growth Index ("Index").  The first half of 2016 was, to us, a bit of a "perfect storm":  macroeconomic fears and concerns dominated the headlines, as investors worried over an economic recession.  Small cap stocks generally, as measured by the Index, went down for most of the first quarter, and the higher growth, higher multiple stocks in which your Fund invests went down more.  Towards the end of the period, the scenario took on aspects of a "credit crisis" as investors became worried over the solvency of international banks, once again.  The plunge in the price of crude oil called the solvency of some of the energy-producing countries into question and fed fears of a recession in the United States, as our oil producing states saw a slowdown in economic activity in response to the drop in crude oil prices.

There continued to be many cross currents in the economic landscape, as mall-based retailers continued to suffer declines in traffic, and technology stocks were battered by concerns over spending for the remainder of the year.  Health care stocks continued under pressure in the first part of the year, but began to recover in the spring, particularly medical device companies with very strong outlooks.

For the six months ended June 30, 2016, our technology selections underperformed the Index, as investors appeared to us to question full year 2016 outlooks;  our financial and consumer discretionary stock picks also underperformed, although not as sharply as our technology holdings.  Our energy stock selections outperformed the Index, as the companies we focused on benefitted from strong balance sheets and the low cost of oil, and thus were not as badly impacted by the decline in the price of energy as other stocks were.

Despite the rough start to the year, we continue to find pockets of opportunity.  We are overweight healthcare, with a particular focus on medical device companies.  Smaller medical device companies, we believe, based on our research, are well positioned in the current environment, as they have new innovative technologies that have the potential to provide both a better outcome and a lower cost of doing business.  We remain overweight energy, as we believe that we have invested in companies that can flourish in a lower priced environment for crude oil, and we remain overweight industrials, as we believe that we are invested in individual companies that are able to grow due to new products and unique positioning, as opposed to an increase in global GDP.  We are underweight financials, consumer discretionary and staples, and materials, as we see those areas as more difficult ones to find true differentiated growth companies, and we are market weight to slightly overweight technology, again with an emphasis on companies with unique and innovative products that have been driving revenue growth and profitability.

We remain constructive on the overall environment for smaller growth stocks.  Despite the fears that overwhelm investors periodically, we continue to see a fairly steady, slow growth, low inflation environment in the United States, and believe that the United States might remain the best investment of the developed world, given the issues with the European Union.  In such an environment, we believe that a company's ability to drive its own growth, through product innovation, acquisition strategies, etc.—what we call "self help"—is absolutely a critical determinant of its ultimate success.  Those qualities tend to reside in smaller growth stocks, in our opinion, more than in the larger capitalization stocks.  Smaller growth stocks, as measured by

1

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

the Index, have lagged the S&P 500 over the past several years; we believe it is possible that they may play "catch up" over the next few years.  Regardless of how the general markets perform, we remain focused on identifying companies with the ability to grow earnings and revenues at strong rates, whose stock prices do not reflect their fundamental growth potential.

We thank you for investing with us and will continue to work hard on your behalf to deliver value.

Sincerely,
Mary Lisanti, CFA
President & Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. One cannot invest directly in an index.

The views in this report were those of the Fund manager as of June 30, 2016, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. Although the Fund manager believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

2

LEBENTHAL LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

Shares	Security Description	Value
Common Stock - 94.8%
Consumer Discretionary - 14.7%
6,035	Boyd Gaming Corp. (a)	$111,044
4,000	Burlington Stores, Inc. (a)	266,840
6,620	Chuy's Holdings, Inc. (a)	229,118
2,740	Dave & Buster's Entertainment, Inc. (a)	128,205
8,625	Duluth Holdings, Inc., Class B (a)	210,967
5,515	Five Below, Inc. (a)	255,951
3,450	Jack in the Box, Inc.	296,424
10,045	Ollie's Bargain Outlet Holdings, Inc. (a)	250,020
3,635	Pool Corp.	341,799
1,610	The Childrens Place Retail Stores, Inc.	129,090
22,820	Tile Shop Holdings, Inc. (a)	453,662
2,965	Vail Resorts, Inc.	409,852
5,345	Vera Bradley, Inc. (a)	75,739
14,335	William Lyon Homes, Class A (a)	231,080
		3,389,791
Energy - 4.7%
4,925	Carrizo Oil & Gas, Inc. (a)	176,561
2,700	Diamondback Energy, Inc. (a)	246,267
6,440	Parsley Energy, Inc., Class A (a)	174,267
13,930	US Silica Holdings, Inc.	480,167
		1,077,262
Financial Services - 6.1%
2,650	CoreSite Realty Corp. REIT	235,029
4,535	CyrusOne, Inc. REIT	252,418
9,385	Opus Bank	317,213
9,380	PrivateBancorp, Inc.	413,001
6,060	Western Alliance Bancorp. (a)	197,859
		1,415,520
Health-Care - 26.9%
1,585	ABIOMED, Inc. (a)	173,225
4,195	ACADIA Pharmaceuticals, Inc. (a)	136,170
3,675	Adeptus Health, Inc., Class A (a)	189,850
4,340	Amedisys, Inc. (a)	219,083
12,110	AMN Healthcare Services, Inc. (a)	484,037
19,345	Ariad Pharmaceuticals, Inc. (a)	142,960
8,695	Cardiovascular Systems, Inc. (a)	159,771
4,805	Cynosure, Inc., Class A (a)	233,739
4,470	Depomed, Inc. (a)	87,701
5,285	Dermira, Inc. (a)	154,586
22,910	Endologix, Inc. (a)	285,459
5,245	Glaukos Corp. (a)	152,944
13,855	HMS Holdings Corp. (a)	243,987
5,710	Inogen, Inc. (a)	286,128
4,160	Intra-Cellular Therapies, Inc. (a)	161,491
1,215	Ligand Pharmaceuticals, Inc. (a)	144,913
5,630	Masimo Corp. (a)	295,659
3,910	Neurocrine Biosciences, Inc. (a)	177,709
Shares	Security Description	Value
Health-Care (continued)
3,395	Nevro Corp. (a)	$250,415
4,445	NuVasive, Inc. (a)	265,455
5,730	Omnicell, Inc. (a)	196,138
7,330	Orthofix International NV (a)	310,792
1,190	Penumbra, Inc. (a)	70,805
4,700	PRA Health Sciences, Inc. (a)	196,272
7,170	Press Ganey Holdings, Inc. (a)	282,139
4,405	Radius Health, Inc. (a)	161,884
8,235	Supernus Pharmaceuticals, Inc. (a)	167,747
9,505	The Spectranetics Corp. (a)	177,839
3,455	VCA Antech, Inc. (a)	233,593
4,010	Veeva Systems, Inc., Class A (a)	136,821
		6,179,312
Industrials - 16.4%
8,540	Astec Industries, Inc.	479,521
9,950	Beacon Roofing Supply, Inc. (a)	452,426
5,990	Dycom Industries, Inc. (a)	537,662
5,885	John Bean Technologies Corp.	360,280
15,405	Joy Global, Inc.	325,662
1,565	Masonite International Corp. (a)	103,509
35,250	Mueller Water Products, Inc., Class A	402,555
9,790	SiteOne Landscape Supply, Inc. (a)	332,762
3,950	SkyWest, Inc.	104,517
6,600	Trex Co., Inc. (a)	296,472
6,290	WageWorks, Inc. (a)	376,205
		3,771,571
Materials - 3.7%
10,665	Berry Plastics Group, Inc. (a)	414,335
4,285	Kraton Performance Polymers, Inc. (a)	119,680
18,890	United States Steel Corp.	318,486
		852,501
Technology - 21.8%
8,105	2U, Inc. (a)	238,368
2,800	Acacia Communications, Inc. (a)	111,832
4,535	Advanced Energy Industries, Inc. (a)	172,149
9,995	Black Knight Financial Services, Inc., Class A (a)	375,812
2,545	Coherent, Inc. (a)	233,580
16,565	Cypress Semiconductor Corp.	174,761
3,005	Ellie Mae, Inc. (a)	275,408
6,500	Fabrinet (a)	241,280
12,855	Gigamon, Inc. (a)	480,648
2,325	Guidewire Software, Inc. (a)	143,592
2,680	HubSpot, Inc. (a)	116,366
4,035	Inphi Corp. (a)	129,241
2,430	Manhattan Associates, Inc. (a)	155,836
5,665	MaxLinear, Inc., Class A (a)	101,857
4,290	MKS Instruments, Inc.	184,727
6,425	Monolithic Power Systems, Inc.	438,956

See Notes to Financial Statements.	3

LEBENTHAL LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

Shares	Security Description	Value
Technology (continued)
3,905	Orbotech, Ltd. (a)	$99,773
5,930	Paycom Software, Inc. (a)	256,235
11,640	Q2 Holdings, Inc. (a)	326,153
5,130	Silicon Motion Technology Corp., ADR	245,214
5,105	Varonis Systems, Inc. (a)	122,622
3,665	WebMD Health Corp. (a)	212,973
6,505	Zendesk, Inc. (a)	171,602
		5,008,985
Telecommunications - 0.5%
12,210	ORBCOMM, Inc. (a)	121,489
Total Common Stock (Cost $19,790,240)		21,816,431
Total Investments - 94.8% (Cost $19,790,240)*		$21,816,431
Other Assets & Liabilities, Net – 5.2%		1,191,451
Net Assets – 100.0%		$23,007,882

ADR American Depositary Receipt
REIT Real Estate Investment Trust
(a) Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,306,677
Gross Unrealized Depreciation	(280,486)
Net Unrealized Appreciation	$2,026,191

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$21,816,431
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$21,816,431

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2016.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	15.5%
Energy	4.9%
Financial Services	6.5%
Health-Care	28.3%
Industrials	17.3%
Materials	3.9%
Technology	23.0%
Telecommunications	0.6%
100.0%

See Notes to Financial Statements.	4

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2016

ASSETS
Total investments, at value (Cost $19,790,240)	$21,816,431
Cash	1,227,869
Receivables:
Fund shares sold	11,728
Dividends and interest	8,582
Compliance services fees	-
Prepaid expenses	13,103
Total Assets	23,077,713

LIABILITIES
Payables:
Fund shares redeemed	42,170
Accrued Liabilities:
Investment adviser fees	8,102
Trustees' fees and expenses	19
Fund services fees	5,181
Other expenses	14,359
Total Liabilities	69,831

NET ASSETS	$23,007,882

COMPONENTS OF NET ASSETS
Paid-in capital	$24,418,136
Accumulated net investment loss	(176,536)
Accumulated net realized loss	(3,259,909)
Net unrealized appreciation	2,026,191
NET ASSETS	$23,007,882
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,407,985
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$16.34
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	5

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2016

INVESTMENT INCOME
Dividend income .	$37,195
Interest income	461
Total Investment Income	37,656

EXPENSES
Investment adviser fees	118,666
Fund services fees	87,733
Shareholder service fees	29,666
Custodian fees	2,270
Registration fees	8,560
Professional fees	15,756
Trustees' fees and expenses	3,674
Miscellaneous expenses	14,683
Total Expenses	281,008
Fees waived and expenses reimbursed	(66,816)
Net Expenses	214,192

NET INVESTMENT LOSS	(176,536)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(2,831,457)
Net change in unrealized appreciation (depreciation) on investments	316,442
NET REALIZED AND UNREALIZED LOSS	(2,515,015)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,691,551)

See Notes to Financial Statements.	6

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
OPERATIONS
Net investment loss	$(176,536)	$(461,041)
Net realized gain (loss)	(2,831,457)	1,686,800
Net change in unrealized appreciation (depreciation)	316,442	(1,870,087)
Decrease in Net Assets Resulting from Operations	(2,691,551)	(644,328)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(1,692,923)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,063,462	17,254,090
Reinvestment of distributions	-	1,525,725
Redemption of shares*	(9,172,794)	(7,611,664)
Redemption fees	210	2,106
Increase (Decrease) in Net Assets from Capital Share Transactions	(7,109,122)	11,170,257
Increase (Decrease) in Net Assets	(9,800,673)	8,833,006

NET ASSETS
Beginning of Period	32,808,555	23,975,549
End of Period (Including line (a))	$23,007,882	$32,808,555

SHARE TRANSACTIONS
Sale of shares	132,208	874,809
Reinvestment of distributions	-	86,345
Redemption of shares	(572,664)	(392,806)
Increase (Decrease) in Shares	(440,456)	568,348

(a) Accumulated net investment loss.	$(176,536)	$-
*	The amount includes $979,752 from a redemption-in-kind for the year ended December 31, 2015.

See Notes to Financial Statements.	7

LEBENTHAL LISANTI SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2016		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning
of Period	$17.75		$18.73	$19.54	$13.36	$11.83	$12.59
INVESTMENT OPERATIONS
Net investment loss (a)	(0.12)		(0.32)	(0.31)	(0.29)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	(1.29)		0.28 (b)	0.50	7.43	1.70	(0.56)
Total from Investment Operations	(1.41)		(0.04)	0.19	7.14	1.53	(0.76)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	—	(0.13)	—	—
Net realized gain	—		(0.94)	(1.00)	(0.83)	—	—
Total Distributions to Shareholders	—		(0.94)	(1.00)	(0.96)	—	—
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	—	— (c)
NET ASSET VALUE, End of Period	$16.34		$17.75	$18.73	$19.54	$13.36	$11.83
TOTAL RETURN	(7.94	)%(d)	(0.18)%	1.14%	54.15%	12.93%	(6.04)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$23,008	$32,809		$23,976	$32,391	$11,396	$10,765
Ratios to Average Net Assets:
Net investment loss	(1.49	)%(e)	(1.65)%	(1.65)%	(1.66)%	(1.26)%	(1.59)%
Net expenses	1.80	%(e)	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses (f)	2.37	%(e)	2.26%	2.27%	2.71%	3.44%	3.40%
PORTFOLIO TURNOVER RATE	150	%(d)	196%	263%	295%	294%	324%

(a)		Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Note 1. Organization
The Lebenthal Lisanti Small Cap Growth Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to March 2, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

9

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2016, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by

10

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2016, the Fund held $977,869 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Lebenthal Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund's administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund's administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

11

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.80% for the period through April 30, 2017. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers may be reduced or eliminated at any time. For the six months ended June 30, 2016, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$44,114	$22,702	$66,816

12

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 1.80%.  As of June 30, 2016, the following amounts are subject to recapture by the Adviser:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2015	$79,985	December 31, 2018	$-
June 30, 2016	$44,114	December 31, 2019	$-

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investment and in-kind purchases and redemptions during the six months ended June 30, 2016, were $36,127,248 and $42,982,292, respectively.
Note 7. Federal Income Tax
As of December 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Long-Term Gain	$398,631
Capital and Other Losses	(581,340)
Unrealized Appreciation	1,464,006
Total	$1,281,297

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
For tax purposes, the prior year post-October loss was $581,340 (realized during the period November 1, 2015 through December 31, 2015). This loss was recognized for tax purposes on the first business day of the Fund's current fiscal year, January 1, 2016.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
13

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2016

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lebenthal-lisantismallcap.com and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lebenthal-lisantismallcap.com and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016, through June 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not

14

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2016

reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2016	June 30, 2016	Period*	Ratio*
Actual	$1,000.00	$920.56	$8.60	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.91	$9.02	1.80%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

15

Lebenthal Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.lebenthal-lisantismallcap.com

Investment Adviser
Lebenthal Lisanti Capital Growth, LLC
230 Park Avenue
32nd Floor
New York, NY 10169

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

228 - SAR - 0616

Semi-Annual Report

June 30, 2016 (Unaudited)

THE BEEHIVE FUND

Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the "Fund") as of June 30, 2016, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

Dear Shareholder,

We strongly believe that long-term investing holds significant advantages, especially for tax-paying individuals. But like any relationship, reaping the benefits of a long-term time horizon means enduring challenging periods. We have been in just such a period, stretching back into 2015. In aggregate, The BeeHive Fund ("Fund") has lagged the S&P 500 Index ("Index"). Naturally, this concerns us, but it does not leave us pessimistic about the future.
Because it is common practice to judge an investor on a relative basis, we have to acknowledge the impact of acts of omission as well as commission. When comparing to a benchmark, one feels the impact of outperformers not purchased as much as underperformers in a fund. This past year, we feel no regret over the paths not chosen. The utility sector has been a star performer so far in 2016. We are confident this will not last. Thanks to efficiency and conservation, the industry will likely grow more slowly than gross domestic product. Capital intensity is high (plants do not last forever), regulation is increasing, and environmental liabilities are likely more than just a passing threat. Utility stocks have traditionally failed to generate satisfactory long-term returns for shareholders; we see no reason for this time to be different.
Likewise, the telecom sector is unlikely to produce superior shareholder returns as it has done in the first half of the year. The business is just as competitive and capital intensive as ever. We have never been optimistic about the prospects of Verizon, AT&T and the others; that is not likely to change.
Energy stocks have had a fierce rebound. Unlike utilities and telecoms, we will and do invest in the sector. We have participated in the gains, though we do not own what we believe to be the riskiest companies that bounced back the most (albeit from the most depressed levels). We will not forego energy stocks, but we cannot summon the enthusiasm that others seem to exhibit. Stock prices seem to be assuming a return to an average price for oil of approximately $60 per barrel. That seems like a stretch to us.
The stocks we do not own cannot and do not bear sole responsibility for our relative results. With one or two exceptions, healthcare and finance have been minefields over the last six to twelve months. Likewise, a small number of economically sensitive companies have dramatically underperformed. We can point to a half dozen stocks in the Fund that together reduced overall returns by 5-6%.
Of course, this is not to say that every stock we own has recently been guilty of poor behavior. The "good" stocks, those that have positive returns so far this year, have double digit gains on average. Unfortunately, the underperforming stocks have likewise experienced double digit declines.
Looking forward, we continue to have confidence in the Fund's batch of "good" stocks. In our opinion, they have outperformed for legitimate and sustainable reasons. As a group they remain fairly valued. While it is always difficult to predict how other investors will view them in the short term, we believe companies like Thermo Fisher, Danaher, Comcast and others will continue to compound value for investors.
That being said, we believe that the underperforming stocks have even more intriguing potential. As always, we try to differentiate between inaccurate predictions and areas of disagreement with the market. So far this year, it appears that financial and healthcare stocks reflect concerns about the implications of two important big-picture issues: the slowing global economy and the threat of potential growing regulation of the healthcare sector.
The latter worry is relatively straightforward. The rising cost of healthcare is a significant problem. In an election year, drug prices are an easy target. However, the pharma companies we own produce drugs that, while expensive, save money in the long run (by curing hepatitis C, for instance) or meaningfully advance the treatment of important diseases. In our view, our holdings should produce far above-average returns long into the future based on exciting science and significantly below-average valuations.
1

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

The U.S. has, in our opinion, been the one bright spot in the global economy. Evidence suggests that the rest of the world is still struggling. Investors seem to be concerned that the U.S. recovery will be dampened or at least put on hold. Virtually everyone appears to believe that global interest rates will remain at historically low levels. No one reportedly thinks the Federal Reserve will be able to raise U.S. rates as quickly as it had hoped.
First and foremost, this has had a significant impact on financial stocks. We believe many investors were counting on higher interest rates to help lift the earnings of banks and other financial companies. The unexpected result of the Brexit vote seems to underscore fears that economic weakness abroad and a low interest rate environment will persist for the foreseeable future. This was the final excuse to sell the sector. Already lagging the market, banks were hit particularly hard by the news from the U.K.
We think this is a classic set up for future outperformance. Financial stocks have been so cheap that it matters very little when their earnings growth accelerates. Many good quality companies are selling at or below tangible book value1 (TBV) because investors still seem scarred by the financial crisis and have been unwilling to acknowledge the significant improvements in risk control and capital structure. We understand the emotional response, but a rational analysis reveals a very different industry than the one that stood at the epicenter of the financial meltdown.
Increased banking regulations since the financial crisis have had, in our opinion, positive and negative effects. One can debate the merits from both a philosophical and pragmatic basis. Putting those arguments aside, it is clear to us that banks and insurance companies are far less risky businesses today than they were a decade ago. Under the magnifying glass of Federal Reserve stress tests and the Comprehensive Capital Analysis and Review (CCAR), financial institutions have dramatically reduced leverage, increased tangible equity and scaled back or exited risky capital intensive businesses like trading and underwriting. In our opinion, banks are currently over-capitalized, rather than over-leveraged.
We think this makes it appropriate to examine financial companies in the context of a normal operating environment. With proper risk control mechanisms in place, financial companies can be value-compounding machines. The job of a bank is to take a pool of shareholder capital and invest it into return-generating businesses like commercial and mortgage lending or providing investment products. A portion of the earnings are returned to shareholders in the form of dividends or share buy backs. The rest gets reinvested in the bank to increase the potential for future profits, thereby compounding value for shareholders. This can create attractive returns if shares are bought at the right price.
We believe the financial sector stands in stark contrast to a current market darling, the consumer staples sector (i.e. Procter & Gamble, Coca Cola, Phillip Morris, etc.). Our lack of investments in this sector, like utilities and telecoms discussed above, contributed to lackluster relative returns in the first half of 2016. To be sure, there are many fine companies with world-renowned consumer brands in the sector. We understand the comfort of "steady" earnings. But we believe that investors have bid up prices to the point where there is more risk than safety. The consumer staples sector of the Index now fetches more than 21 times earnings according to FactSet, while the financial sector trades at 12-1/2 times earnings.
We feel confident that this strong valuation anomaly will resolve itself over time, and that our investments have the potential to do well. However, we cannot completely ignore the headlines. Brexit has the potential to muddy the waters for some time to come. Much has and will continue to be written about the implications of the United Kingdom leaving, or maybe not leaving, the European Union. We have nothing unique to add to that conversation. While a complete surprise to us, the outcome of the Brexit vote dovetails into the theme that we have been writing about for some time: Investors hate an unpredictable future, and hardly anyone in the money fields (investors, economists, odds makers and the dedicated media that follows them) had any idea that the United Kingdom would vote to leave.

1 Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.

2

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2016

Investors react to unpredictability by seeking safety in the familiar, the perceived wisdom of others and the tried and true. The "low-risk" sectors that did best in the first half of the year may continue to attract investor flows. Yet we will not be jumping on that bandwagon. We hardly think this is the time to throw caution to the wind. However, rather than joining the crowd, we find comfort with the misunderstood, unloved and, most importantly, undervalued. We see great potential in our positions in financials, healthcare and select dominant industrial companies.

Regards,

Spears Abacus
3

THE BEEHIVE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500 Index (the "S&P 500") since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
 in The BeeHive Fund vs. S&P 500 Index

Average Annual Total Returns as of June 30, 2016	One Year	Five Year	Since Inception 09/02/08
The BeeHive Fund	-7.31%	6.59%	6.77%
S&P 500 Index	3.99%	12.10%	8.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund's prospectus, the total annual operating expense ratio (gross) is 0.98%. The Fund's advisor has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%, through April 30, 2017 (the "Expense Cap"). The Fund may repay the advisor for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 0.99%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2016

Shares	Security Description	Value
Common Stock - 90.1%
Consumer Discretionary - 14.9%
83,880	Comcast Corp., Class A	$5,468,137
64,850	Delphi Automotive PLC	4,059,610
96,300	Johnson Controls, Inc.	4,262,238
13,930	Whirlpool Corp.	2,321,295
		16,111,280
Energy - 3.9%
73,140	Kinder Morgan, Inc.	1,369,181
36,420	Schlumberger, Ltd.	2,880,093
		4,249,274
Financials - 24.2%
105,250	American International Group, Inc.	5,566,673
50,405	Chubb, Ltd.	6,588,438
124,201	CIT Group, Inc.	3,963,254
63,437	Citigroup, Inc.	2,689,094
53,700	JPMorgan Chase & Co.	3,336,918
100,874	MetLife, Inc.	4,017,811
		26,162,188
Health Care - 14.3%
20,955	Allergan PLC (a)	4,842,491
40,340	Celgene Corp. (a)	3,978,734
11,915	Gilead Sciences, Inc.	993,950
38,345	Thermo Fisher Scientific, Inc.	5,665,857
		15,481,032
Industrials - 17.1%
58,130	Danaher Corp.	5,871,130
76,820	Delta Air Lines, Inc.	2,798,553
187,310	General Electric Co.	5,896,519
36,355	United Parcel Service, Inc., Class B	3,916,160
		18,482,362
Software & Services - 11.7%
3,082	Alphabet, Inc., Class A (a)	2,168,280
2,251	Alphabet, Inc., Class C (a)	1,557,917
79,830	Microsoft Corp.	4,084,901
119,780	Oracle Corp.	4,902,595
		12,713,693
Technology Hardware & Equipment - 4.0%
45,250	Apple, Inc.	4,325,900
Total Common Stock (Cost $68,065,571)		97,525,729
Money Market Fund - 9.8%
10,663,250	Goldman Sachs Financial Square Funds, 0.21% (b) (Cost $10,663,250)	10,663,250
Total Investments - 99.9% (Cost $78,728,821)*	$108,188,979
Other Assets & Liabilities, Net – 0.1%	60,622
Net Assets – 100.0%	$108,249,601

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2016.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,756,820
Gross Unrealized Depreciation	(2,296,662)
Net Unrealized Appreciation	$29,460,158

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$97,525,729
Level 2 - Other Significant Observable Inputs	10,663,250
Level 3 - Significant Unobservable Inputs	-
Total	$108,188,979

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2016.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	14.9%
Energy	3.9%
Financials	24.2%
Health Care	14.3%
Industrials	17.1%
Software & Services	11.7%
Technology Hardware & Equipment	4.0%
Money Market Fund	9.9%
100.0%

See Notes to Financial Statements.	5

THE BEEHIVE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2016

ASSETS
Total investments, at value (Cost $78,728,821)	$108,188,979
Receivables:
Dividends	145,335
Prepaid expenses	6,413
Total Assets	108,340,727

LIABILITIES
Accrued Liabilities:
Investment advisory fees	65,535
Trustees' fees and expenses	10
Fund services fees	12,351
Other expenses	13,230
Total Liabilities	91,126

NET ASSETS	$108,249,601

COMPONENTS OF NET ASSETS
Paid-in capital	$78,231,535
Undistributed net investment income	343,493
Accumulated net realized gain	214,415
Net unrealized appreciation	29,460,158
NET ASSETS	$108,249,601
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,282,411
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.07

See Notes to Financial Statements.	6

THE BEEHIVE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2016

INVESTMENT INCOME
Dividend income .	$874,139
Total Investment Income	874,139

EXPENSES
Investment advisory fees	402,019
Fund services fees	84,954
Custodian fees	5,388
Registration fees	2,921
Professional fees	18,975
Trustees' fees and expenses	5,205
Miscellaneous expenses	14,473
Total Expenses	533,935
Fees waived and expenses reimbursed	(3,270)
Net Expenses	530,665

NET INVESTMENT INCOME	343,474

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,378,158
Net change in unrealized appreciation (depreciation) on investments	(6,401,849)
NET REALIZED AND UNREALIZED LOSS	(5,023,691)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,680,217)

See Notes to Financial Statements.	7

THE BEEHIVE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
OPERATIONS
Net investment income	$343,474	$667,832
Net realized gain (loss)	1,378,158	(1,099,346)
Net change in unrealized appreciation (depreciation)	(6,401,849)	(1,225,425)
Decrease in Net Assets Resulting from Operations	(4,680,217)	(1,656,939)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(667,776)
Net realized gain	-	(1,703,272)
Total Distributions to Shareholders	-	(2,371,048)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,082,007	3,327,908
Reinvestment of distributions	-	2,337,365
Redemption of shares	(2,464,958)	(5,375,932)
Increase (Decrease) in Net Assets from Capital Share Transactions	(382,951)	289,341
Decrease in Net Assets	(5,063,168)	(3,738,646)

NET ASSETS
Beginning of Period	113,312,769	117,051,415
End of Period (Including line (a))	$108,249,601	$113,312,769

SHARE TRANSACTIONS
Sale of shares	165,206	238,415
Reinvestment of distributions	-	171,001
Redemption of shares	(189,818)	(385,818)
Increase (Decrease) in Shares	(24,612)	23,598

(a) Undistributed net investment income	$343,493	$19

See Notes to Financial Statements.	8

THE BEEHIVE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Year Ended December 31,
June 30, 2016	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$13.64	$14.13	$13.75	$10.80	$10.35	$11.14
INVESTMENT OPERATIONS
Net investment income (a)	0.04	0.08	0.07	0.05	0.07	0.02
Net realized and unrealized gain (loss)	(0.61)	(0.28)	1.00	3.71	1.11	(0.59)
Total from Investment Operations	(0.57)	(0.20)	1.07	3.76	1.18	(0.57)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.08)	(0.07)	(0.05)	(0.07)	(0.02)
Net realized gain	—	(0.21)	(0.62)	(0.76)	(0.66)	(0.20)
Total Distributions to Shareholders	—	(0.29)	(0.69)	(0.81)	(0.73)	(0.22)
NET ASSET VALUE, End of Period	$13.07	$13.64	$14.13	$13.75	$10.80	$10.35
TOTAL RETURN	(4.18	)%(b)	(1.42)%	7.87%	35.13%	11.46%	(5.10)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$108,250	$113,313	$117,051	$111,890	$86,930	$82,398
Ratios to Average Net Assets:
Net investment income	0.64	%(c)	0.57%	0.50%	0.41%	0.62%	0.16%
Net expenses	0.99	%(c)	0.99	%(d)	0.99	%(d)	0.99%	0.99%	0.99%
Gross expenses	1.00	%(c)(e)	0.98%	0.98%	1.01	%(e)	1.04	%(e)	1.07	%(e)
PORTFOLIO TURNOVER RATE	9	%(b)	17%	25%	28%	40%	34%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	The fees are inclusive of recoupment which amounted to 0.01% for the year.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Note 1. Organization
The BeeHive Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2016, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
10

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Advisor – Spears Abacus Advisors LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund's average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board

11

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2016

meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursements and Fees Waived
The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2017, to limit total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%. For the period ended June 30, 2016, the Advisor waived $3,270.
The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 0.99%.  As of June 30, 2016, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2013	$17,224	December 31, 2016	$-
December 31, 2014	$0	December 31, 2017	$-
December 31, 2015	$0	December 31, 2018	$-
June 30, 2016	$3,270	December 31, 2019	$-
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2016, were $8,801,472 and $14,731,569, respectively.
Note 6. Federal Income Tax
As of December 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$19
Capital and Other Losses	(1,131,807)
Unrealized Appreciation	35,830,071
Total	$34,698,283

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
As of December 31, 2015, the Fund had the following available short-term and long-term capital loss carry forwards that have no expiration date:

Short Term	Long Term
$485,857	$645,950

Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

12

THE BEEHIVE FUND ADDITIONAL INFORMATION JUNE 30, 2016

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form        N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016, through June 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2016	June 30, 2016	Period*	Ratio*
Actual	$1,000.00	$958.21	$4.82	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.94	$4.97	0.99%

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.
13

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-SAR-0616

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	August 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer
Date	August 9, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer
Date	August 9, 2016